UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 12, 2021

SIERRA ONCOLOGY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37490	20-0138994
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1820 Gateway Drive, Suite 110

San Mateo, California 94404

(Address of Principal Executive Offices) (Zip Code)

(650) 376-8679

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SRRA	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On August 6, 2020, Sierra Oncology, Inc. (the “Company”) entered into an Open Market Sale AgreementSM (the “Sale Agreement”) with Jefferies LLC (“Jefferies”) to sell shares of the Company’s common stock, par value $0.001 per share (“Shares”), from time to time, through an “at the market offering” program under which Jefferies acts as sales agent. The Shares are issued pursuant to the Company’s effective shelf registration statement on Form S-3 (File No. 333-241443), filed with the Securities and Exchange Commission (the “SEC”) on August 6, 2020 and declared effective on August 13, 2020. On August 6, 2020, the Company filed a prospectus supplement (the “August Prospectus Supplement”) with the SEC in connection with the offer and sale of $20 million of Shares pursuant to the Sale Agreement. As of February 11, 2021, the Company had sold approximately $16.7 million of Shares under the August Prospectus Supplement.

On February 12, 2021, the Company filed a prospectus supplement with the SEC in connection with the offer and sale of $30 million of Shares through an “at the market offering” program under the Sale Agreement (“February ATM”).

The legal opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, relating to the Shares being offered in connection with the February ATM is filed as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

5.1	Opinion of Wilson Sonsini Goodrich & Rosati, P.C.

23.1	Consent of Wilson Sonsini Goodrich & Rosati, P.C. (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIERRA ONCOLOGY, INC.

By:	/s/ Sukhi Jagpal
Sukhi Jagpal
Chief Financial Officer

Date: February 12, 2021